FARMERS CAPITAL BANK CORPORATION
202 WEST MAIN STREET
PO BOX 309
FRANKFORT, KENTUCKY  40601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 2002

     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 14, 2002 at 11:00 a.m. for the following purposes:

1. The election of four Directors for three-year terms ending in 2005 or until their successors have been elected and qualified;

2. The transaction of such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2002 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

                       By order of the Board of Directors,

                       /s/ C. Douglas Carpenter
                       Vice President, Secretary
                       and Chief Financial Officer

Frankfort, Kentucky
April 1, 2002






YOUR VOTE IS IMPORTANT

Please date, sign and promptly return the enclosed proxy in the accompanying postage-paid envelope.

FARMERS CAPITAL BANK CORPORATION
202 WEST MAIN STREET
PO BOX 309
FRANKFORT, KENTUCKY  40601
502-227-1600

PROXY STATEMENT
ANNUAL SHAREHOLDERS MEETING-MAY 14, 2002

GENERAL

     The Board of Directors of Farmers Capital Bank Corporation (the "Corporation") solicits your proxy for use at the 2002 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 14, 2002 at 11:00 a.m. The persons named as proxies in the form of proxy, G. Anthony Busseni and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving notice of revocation to the Secretary of the Corporation, by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 1, 2002.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting, except that voting rights are cumulative in connection with the election of Directors. Shareholders being present at the meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     In the election of Directors, each shareholder is entitled to as many votes as are equal to the number of such shareholder's shares of Corporation Common Stock multiplied by the number of Directors to be elected, and the shareholder may cast all such votes for a single Nominee or distribute such votes among two or more Nominees as the shareholder sees fit. For example, if you own 100 shares of Corporation Common Stock you can give each of the four Nominees 100 votes, one of the Nominees all 400 votes or any other division of your 400 votes among the Nominees as you see fit. If a quorum is present, the four individuals who receive the largest number of votes are elected as Directors.

     Any vote for the election of the Directors named on the Board of Directors' proxy form will constitute discretionary authority to the named proxies to cumulate the votes to which such proxy forms relate as they shall determine.

     Only shareholders of record at the close of business on April 1, 2002 will be entitled to receive notice of and to vote at the Meeting. On March 1, 2002 there were 6,897,756 shares of Corporation Common Stock issued and outstanding.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five percent (5%) of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.


                                     Amount and Nature
                                     of Beneficial
                                     Ownership of
                                     Corporation
Name and Address of                  Common Stock as of               Percent
Beneficial Owner                     March 1, 2002                    of Class
-------------------------------------------------------------------------------
Farmers Bank & Capital               550,423  1                       7.98 2
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY  40601


1 The shares indicated are held by the Trust Department of Farmers Bank, a wholly owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 447,833 shares, or 6.49% of the outstanding shares and shared voting right over 26,288 shares, or 0.38% of the outstanding shares. It has no voting rights with respect to 76,302 shares or 1.11% of the outstanding shares.

     In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 192,466 shares or 2.79% of outstanding shares, shared investment power with respect to 41,398 shares or 0.60% of the outstanding shares, and no investment power with respect to 316,559 shares or 4.59% of the shares outstanding.

2 Based on 6,897,756 shares of Corporation Common Stock outstanding as of March 1, 2002.

ELECTION OF DIRECTORS

     At the 2002 Annual Meeting of Shareholders, four Directors will be elected to hold office for three-year terms ending in 2005 or until their successors are elected and qualified.

     The enclosed proxy will be voted for the election of the Nominees listed in the table below under the caption "Nominees For Three-Year Terms Ending in 2005" for the Office of Director. If any of the Nominees has become unavailable for any reason at the time of the Meeting, the proxy will vote for such substitute Nominee as the Corporation's Board of Directors shall determine. The Board of Directors currently knows of no reason why any of the Nominees listed below is likely to become unavailable. If considered desirable, cumulative voting will be exercised to elect as many of such Nominees as possible.

                                                                                        Principal
                           Has Served                Position and                       Occupation
Name                       as Director               Offices with                       During the
and Age                    Since1                    Corporation2                       Past Five Years
--------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR THREE-YEAR TERMS ENDING IN 2005

Gerald R. Hignite          N/A                       Director of First Citizens Bank    President of Curneal &
(57)                                                                                    Hignite Insurance, Inc.
                                                                                        (general insurance agency)
                                                                                        since January 2001; Vice
                                                                                        President from 1997 -2001

G. Anthony Busseni 3       1996                      Director; President,               President, CEO and
(54)                                                 CEO and Director of                Director of Farmers Bank
                                                     Farmers Bank; Director             and Trust Company
                                                     of FCB Services Inc.               ("Farmers Georgetown")
                                                     ("FCB Services"); Chairman of the  prior to 1999
                                                     Board of Leasing One Corporation;
                                                     President and Director of Farmers
                                                     Capital Insurance Corporation

Shelley S. Sweeney         N/A                       none                               President, Swell Properties
(60)                                                                                    Inc. (residential real estate
                                                                                        rental company)


Michael M. Sullivan        1999                      Director, Director                 Retired, Senior Vice
(64)                                                 of FCB Services                    President, FCB Services




                                                                                        Principal
                           Has Served                Position and                       Occupation
Name                       as Director               Offices with                       During the
and Age                    Since1                    Corporation2                       Past Five Years
--------------------------------------------------------------------------------------------------------------------------
CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003

Frank W. Sower, Jr.        1996                      Director, Chairman                 Retired Appeals Officer,
(62)                                                 of the Board of                    Internal Revenue Service
                                                     Directors

J. Barry Banker 4          1996                      Director                           President of Stewart
(50)                                                                                    Home School (private,
                                                                                        special needs school)

Charles S. Boyd 3          1992                      Director; President                President and CEO of
(60)                                                 and CEO of the Corporation;        the Corporation
                                                     Director of United Bank & Trust
                                                     Co. ("United Bank"), Lawrenceburg
                                                     National Bank ("Lawrenceburg
                                                     Bank"), Farmers Georgetown,
                                                     Farmers Bank, First Citizens Bank,
                                                     Kentucky Banking Centers, Inc.
                                                     ("Kentucky Banking Centers"), and
                                                     FCB Services

Glenn Birdwhistell         2000                      Director; Chairman of the          Partner, Birdwhistell
(69)                                                 Board of Directors of              and Perry Realty and
                                                     Lawrenceburg Bank                  Auction Co.

One vacancy exists in the class of Directors whose term expires in 2003 due to the death of Mr. Boyd on March 8, 2002.



                                                                                        Principal
                           Has Served                Position and                       Occupation
Name                       as Director               Offices with                       During the
and Age                    Since1                    Corporation2                       Past Five Years
--------------------------------------------------------------------------------------------------------------------------
CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004

Lloyd C. Hillard, Jr.      1996                      Director; President,               President and CEO of
(55)                                                 CEO and Director of                First Citizens Bank
                                                     First Citizens Bank; Director of
                                                     FCB Services


Harold G. Mays             1996                      Director                           President of H. G. Mays
(67)                                                                                    Corp. (asphalt paving
                                                                                        contractor)

Robert Roach, Jr.          1998                      Director                           Retired Teacher
(63)

W. Benjamin Crain          2001 5                    Director, Chairman of the          President of Fourth Street
(61)                                                 Board of Directors of United       Tobacco Warehouse
                                                     Bank



1 Refers to the year in which the Nominee or the continuing Director became a Director of the Corporation.

2 All corporations listed in this column either are the Corporation itself or subsidiaries of the Corporation.

3 On March 11, 2002, the Board of Directors elected Mr. Busseni as President and Chief Executive Officer of the Corporation. He is replacing Mr. Boyd, who died on March 8, 2002.

4 J. Barry Banker is the son-in-law of Dr. John P. Stewart, the Chairman Emeritus. The foregoing is the only "family relationship" between any Director, Executive Officer, or person nominated or chosen to become a Director or Executive Officer. "Family relationship" means a relationship by blood, marriage or adoption, not more remote than first cousin.

5    Mr. Crain previously served as a Director from 1996 to 1998.


     None of the Nominees or continuing Directors is a Director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the Nominees and continuing Directors listed in the table above, Mr. Charles T. Mitchell, Mr. E. Bruce Dungan, and Dr. John P. Stewart serve as Advisory Directors to the Corporation. The retirement policy for Directors of the Corporation states that a Director shall retire effective as of the Annual Meeting of Shareholders next following the date on which the Director attains age 70. Thereafter, any such Director may, at the discretion of the Board of Directors, become an Advisory Director.

     There were six meetings of the Board of Directors during 2001, and all Directors attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belong.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee. The Corporation has no standing nomination committee.

     The Retirement Committee consists of G. Anthony Busseni, Harold G. Mays, and Charles T. Mitchell, a former Director who is now an Advisory Director. During 2001, the Retirement Committee met four times. The Committee establishes investment policy and monitors investment results for the Pension Plan and Salary Savings Plan ("Retirement Plans"). It also, from time to time, recommends amendments to the Retirement Plans to the Board of Directors.

     The Audit Committee consists of J. Barry Banker, Frank W. Sower, Jr., Robert Roach, Jr., and Charles T. Mitchell (Advisory Director). The Committee is empowered to:

1. Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance,

2. Monitor the independence and performance of the Corporation's independent auditors and internal audit department, and

3.   Provide  an  avenue  of  communication  among  the  independent   auditors,
     management, the internal audit department, and the Board of Directors.

     The Committee was in compliance with its written charter. During 2001, the Audit Committee met five times.

     The Compensation Committee for 2001 consisted of J. Barry Banker, Frank W. Sower, Jr., and Charles T. Mitchell (Advisory Director). The Compensation Committee met one time during 2001. The Committee recommends to the Board of Directors the salaries of all Executive Officers, including the Chief Executive Officer, and recommended the terms of the Stock Option Plan, which was approved by shareholders in 1998.

STOCK OWNERSHIP OF MANAGEMENT

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all Directors and Nominees, Advisory Directors and Executive Officers. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                    Amount and Nature of
                                    Beneficial Ownership of           Percent
                                    Corporation Common                of
Name                                Stock as of March 1, 2002 1,2     Class 1,2
--------------------------------------------------------------------------------
Stokes A. Baird, IV 3                          2,400 4                   .03

J. Barry Banker                                4,945 5                   .07

Glenn Birdwhistell                               500                     .01

Charles S. Boyd                               69,926 6                  1.00

G. Anthony Busseni                            14,309 7                   .21

W. Benjamin Crain                              1,781                     .03

E. Bruce Dungan                               83,047 8                  1.20

Allison Gordon                                 7,523 9                   .11

Gerald R. Hignite 10                             600 11                  .01

Lloyd C. Hillard, Jr.                         15,947 12                  .23

Harold G. Mays                                 5,661 13                  .08

Charles T. Mitchell                           31,600 14                  .46

Robert Roach, Jr.                             20,000                     .29

Frank W. Sower, Jr.                           60,466 15                  .88

John P. Stewart                               70,500 16                 1.02

Michael M. Sullivan                          189,700 17                 2.75

Shelley S. Sweeney 10                        195,582 18                 2.84

All Directors and Nominees, Advisory
 Directors and Executive Officers as
 a group                                     774,487                   11.11




1 All entries are based on information provided to the Corporation by its Directors, Advisory Directors and Executive Officers. The persons listed, unless otherwise indicated, are the sole owners of the reported securities and accordingly exercise both sole voting and sole investment power over the securities.

2 Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of March 1, 2002 pursuant to stock options awarded under the Corporation's Stock Option Plan:
       Charles S. Boyd        42,400
       G. Anthony Busseni     13,333
       Lloyd C. Hillard, Jr.  12,333
       Allison Gordon          6,357

3    The term of Mr. Baird ends May 14, 2002.

4    Includes 400 shares held by two of his children.

5 Includes 3,400 shares held by Farmers Bank in trust for his wife and 111 shares held for each of his three children.

6 Includes 13,627 shares held by his wife, and 1,049 shares held for him in the Employee's Stock Ownership Plan (the "ESOP"). He died on March 8, 2002.

7 Includes 599 shares held for him in the ESOP; and 124 shares held by his wife as custodian for their daughter.

8 Includes 5,821 shares owned by his son, Bruce G. Dungan, a Vice President of Farmers Bank; 2,200 shares held by his son, Patrick M. Dungan; 42,500 shares owned by his wife, and 1,526 shares held by the ESOP.

9 Includes 347 shares owned jointly with her husband, and 320 shares held by the ESOP.

10 Mr. Hignite and Mrs. Sweeney are Nominees for three-year term ending in 2005.

11   Includes 400 shares owned by his wife.

12 Includes 121 shares held for him by the ESOP, 200 shares held in a self-directed IRA for the benefit of his wife, 21,695 shares held in a self-directed IRA for his benefit, and 350 shares held in a profit sharing trust for the benefit of his wife.

13 Includes 5,661 shares held by H. G. Mays Corp. of which he is the President and principal shareholder.

14 Includes 8,000 shares owned by his wife, and 5,200 shares in an IRA established by him with Farmers Bank serving as trustee.

15 Includes 34,066 shares held by himself and his brother, John R. Sower, and his sister, Lynn S. Bufkin, in various trusts for the benefit of his children and the other grandchildren of his parents and 3,400 shares held by his children.

16 Includes 56,500 shares held by him as trustee for his own benefit, and 10,000 shares held in trust by Farmers Bank for the benefit of three of his children.

17 Includes 2,650 shares held by his three children, 15,560 shares held by his wife, 51,000 shares held by the Sullivan Family Partnership, 1,140 shares held by him as trustee of a charitable remainder trust, and 720 shares held by the ESOP.

18   Includes 153,640 shares held in trust for her benefit.

                      FURTHER INFORMATION AS TO MANAGEMENT

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years by the Corporation's Chief Executive Officer and the Corporation's other two highest-paid Executive Officers.

                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Long Term Compensation
                                                                           ------------------------------
                      Annual Compensation                                  Awards                 Payouts
                      -----------------------------------------------------------------------------------
                                                                 Other
Name                                                             Annual    Restricted                            All Other
and                                                              Compen-   Stock       Securities  LTIP          Compen-
Principal                                                        sation    Awards      Underlying  Payouts       sation1
Position              Year       Salary ($)        Bonus ($)     ($)       ($)          Options(#)  ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Charles S. Boyd 2     1999      264,908                                                                           13,112
President             2000      264,900                                                                           13,912
& CEO                 2001      280,786                                                                           14,500

G. Anthony
Busseni
President
& CEO                 1999      143,600                                                                           11,000
Farmers               2000      153,600                                                                           11,752
Bank                  2001      160,020                                                                           12,812

Lloyd C.
Hillard, Jr.
President
& CEO                1999       111,888                                                                            8,463
First Citizens       2000       116,000                                                                            8,792
Bank                 2001       121,120                                                                            9,497



1 In 2001, includes (a) Corporation's contributions to the Pension Plan (Mr. Boyd $6,800, Mr. Busseni $6,001, and Mr. Hillard $4,448); (b) Corporation's contributions to the Salary Savings Plan (Mr. Boyd $6,800, Mr. Busseni $6,001, and Mr. Hillard $4,448); and (c) the cost of insurance premiums paid by the Corporation (Mr. Boyd $900, Mr. Busseni $810, and Mr. Hillard $601).

2    Mr. Boyd died on March 8, 2002.


    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                          Number of Securities           Value of Unexercised
                       Shares                      Underlying Unexercised Options at    In-the-Money Options at
                      Acquired          Value             December 31, 2001 (#)          December 31, 2001 ($)1
Name                on Exercise(#)   Realized($)    Exercisable     Unexercisable      Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------------
Charles S. Boyd            0              0            42,400           11,600            558,832      152,888
G. Anthony Busseni         0              0            13,333            6,667            175,729       87,871
Lloyd C. Hillard, Jr.      0              0            12,333            6,667            162,549       87,871


1 The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the Corporation's Common Stock on the NASDAQ SmallCap Market tier at fiscal year end ($37.68) and the option exercise price for those shares. These values have not been realized.


COMPENSATION OF DIRECTORS

     Directors of the Corporation, whether active or Advisory, receive a quarterly fee of $1,500. Frank W. Sower, Jr. receives $2,000 per quarter for serving as Chairman of the Board. In addition, active and Advisory Directors receive $250 per meeting for serving on committees of the Board. Active and Advisory Directors receive a year end retainer of $4,000. As an exception, the Chief Executive Officer does not receive a quarterly fee, meeting fee or a year end retainer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     According to information provided to the Corporation by its Directors and Executive Officers, all are in compliance with Section 16(a) of the Securities Exchange Act of 1934.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of three members who are independent, outside Directors or Advisory Directors. Among other duties, the Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation. All decisions by the Committee relating to the compensation of the Company's Executive Officers, including the Chief Executive Officer, are reviewed and given final approval by the full Board of Directors. During 2001, no decisions of the Committee were modified in any material way or rejected by the full Board.

     The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner that, recognizing the marketplace practices of other bank holding companies, will attract and retain executives who can achieve the short and long term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments, which are based upon the annual Corporation performance. This executive compensation is also intended to provide an incentive for the Corporation's Executive Officers to pursue the long term best financial interests of the Corporation and its shareholders. Consistent with this, during 1997, the Corporation awarded stock options to certain employees and Executive Officers (these awards were ratified by shareholders at the 1998 annual meeting).

     The Chief Executive Officer recommends to the Compensation Committee both the total pool for annual base salary increases for the Corporation's Executive Officers and the individual annual base salaries for each Executive Officer. The recommendations by the Chief Executive Officer for the pool for 2001 salary increases and the base salaries for the Executive Officers were accepted by the Compensation Committee without objection, and the Committee's recommendations on those matters were, in turn, approved by the Corporation's Board of Directors.

     The 2001 salary for Mr. Boyd, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for Chief Executive Officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not use consultants or market surveys but relied instead on its own experience and knowledge of market conditions. The Committee's recommendation on Mr. Boyd's 2001 salary was approved by the Corporation's Board of Directors.

     Except for the annual  incentive  compensation  described in the  following
paragraph,   executive   compensation   is  not  directly  linked  to  corporate
performance.

     As a part of its annual incentive compensation, described above, the Corporation established an incentive compensation plan, which is administered by the Compensation Committee and designed to award incentive payments to all full-time employees of the Corporation and its subsidiaries, including named Executive Officers, when certain threshold levels of performance are met. The Committee establishes the incentive threshold at the earnings level recommended by the management of the Corporation. As the earnings of the Corporation exceed that threshold, certain incentive percentages are triggered. For 2001, the threshold of this Plan was not met and therefore no payments were made under the Plan for 2001.

                            Frank W. Sower, Jr., Compensation Committee Chairman
                            J. Barry Banker
                            Charles T. Mitchell, C.P.A.

     COMPARISON   OF  CUMULATIVE   TOTAL  RETURN  AMONG  FARMERS   CAPITAL  BANK
     CORPORATION, NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index ("broad market index") and MG Industry Group Index ("peer group index"). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The broad market index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The peer group index consists of 67 banking companies in the Southeastern United States. The Corporation is among the 67 companies included in the peer group index.

Measurement Period      Farmers Capital    NASDAQ         MG
(Fiscal Year Covered)   Bank Corporation   Market Index   Group Index
----------------------------------------------------------------------
FYE 12/31/97               162.74           122.32          173.04
FYE 12/31/98               196.11           172.52          164.80
FYE 12/31/99               162.72           304.29          137.07
FYE 12/31/00               154.52           191.25          139.94
FYE 12/31/01               212.40           152.46          175.99

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1996.

CORPORATION PENSION PLAN

     The Corporation and its subsidiaries maintain a Pension Plan for their employees, including the Executive Officers of the Corporation. The Pension Plan is managed by the Trust Department of Farmers Bank (the "Fund Manager"), a subsidiary of the Corporation. Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the Pension Plan. For purposes of the Pension Plan, a year of service is a twelve-month period in which an employee works at least 1,000 hours.

     The Pension Plan has two components, which are the Money Purchase Pension Plan and the Employee Stock Ownership Plan ("the ESOP").

     The Money Purchase Pension Plan portion of the Pension Plan provides that the Corporation shall contribute to the Plan on behalf of each participant an amount equal to 4% of such participant's compensation for the plan year. The investment decisions respecting the contributions made by the Corporation to the accounts of participants under the Money Purchase Pension Plan portion of the Pension Plan are made at the sole discretion of the Fund Manager. The Fund Manager may not, however, invest any portion of the Money Purchase Pension Plan fund in the stock of the Corporation.

     Under the ESOP portion of the Pension Plan, the Corporation may at its discretion contribute additional amounts (up to the maximum imposed by federal law), which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. During 2001, the Corporation made no contributions to the ESOP portion of the Pension Plan.

     The benefits that a participant can ultimately expect to receive from the Pension Plan are based upon the amount of the annual contributions made by the Corporation to his or her account together with the accumulated value of all earnings on those contributions. Effective January 1, 2001, the Pension Plan's vesting schedule is as follows: two years of service, 20% vested; three years of service, 40% vested; four years of service, 60% vested; five years of service, 80% vested; and six years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees, including the Executive Officers of the Corporation, who have attained the age of 21 and have completed one year of service with the Corporation or its subsidiaries. A year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan provides for three types of contributions, as follows:

         1.   Voluntary tax deferred contributions made by the participant.

         2.   Matching contributions made by the Corporation.

         3.   Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 2001, such limit was $10,500.

     Participants are presented with various investment alternatives related to the Salary Savings Plan. Those alternatives include various stock and bond mutual funds that vary from traditional growth funds to more stable income funds. Corporation stock is not an available investment alternative in the Salary Savings Plan.

     All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation. The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made no discretionary contribution to the Salary Savings Plan in 2001. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation.

     Participants' contributions to the Savings Plan are considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the Corporation Pension Plan enumerated above.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is made up of three non-employee Directors and one Advisory Director. All four members of the Audit Committee are independent, as defined in the applicable National Association of Securities Dealers Listing standards. The Corporation's Board has adopted a written charter for the Audit Committee.

     KPMG LLP, the Corporation's independent auditor, has provided the Audit Committee with written assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with KPMG LLP and discussed KPMG LLP's independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

     The Audit Committee has considered whether the provision of service to the Corporation by KPMG LLP, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining their independence.

     The Audit Committee has reviewed and discussed with management the audited financial statements that appear in the 2001 Annual Report to Shareholders.

     The Audit Committee recommended to the Board of Directors that the financial statements for 2001 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     During 2001, the fees for services provided by KPMG LLP were as follows:

          Audit fees - Fees for the 2001 audit and the review of Form 10-Q's were $114,675.

          Financial information systems design and implementation fees - KPMG LLP did not render any services related to financial information systems design and implementation for 2001.

          All other fees - Aggregate fees for all other services rendered by KPMG LLP for 2001 were $16,700.


                            J. Barry Banker, Audit Committee Chairman
                            Frank W, Sower, Jr.
                            Robert Roach, Jr.
                            Charles T. Mitchell, CPA

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with Directors and Executive Officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company for $33,555 per year. Mr. Charles T. Mitchell is an Advisory Director of the Corporation and is a former partner (now retired) in the Charles T. Mitchell Company.

APPOINTMENT OF AUDITORS

     The Audit Committee will recommend to the Board of Directors that KPMG LLP be reappointed as the Corporation's independent auditors for 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

         SHAREHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING

     It is presently contemplated that the 2003 Annual Meeting of the Shareholders will be held on or about May 13, 2003. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2003 Annual Meeting of Shareholders, it must be received by the Secretary of the Corporation no later than December 2, 2002. It is urged that any proposals be sent by certified mail, return receipt requested.

     Shareholders' proxies to be solicited of the Corporation in connection with its 2003 Annual Meeting of Shareholders will confer on the proxyholders' discretionary authority to vote on any matter presented at that meeting, unless notice that the matter is to be presented at the 2003 meeting is provided to the Corporation no later than February 17, 2003.

GENERAL

     SHAREHOLDERS' PARTICIPATION IN THE 2002 ANNUAL SHAREHOLDERS' MEETING. The Bylaws of the Corporation do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the Meeting.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by Directors and Officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters that will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                         By Order of the Board of Directors,



                         /s/ C. Douglas Carpenter
                         Vice President, Secretary
                         and Chief Financial Officer

Frankfort, Kentucky
April 1, 2002

                                 Farmers Capital
                                Bank Corporation




                            Notice of Annual Meeting
                               and Proxy Statement





                                Annual Meeting of
                                  Shareholders
                                  May 14, 2002

                        FARMERS CAPITAL BANK CORPORATION
                                     PROXY

Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2002 for the Annual Meeting of Shareholders to be held May 14, 2002.

The undersigned shareholder hereby appoints G. Anthony Busseni and Frank W. Sower, Jr., or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 14, 2002, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following Nominees as Directors of the Corporation as set forth in the Board of Director's Proxy Statement, including discretionary authority of selective cumulation: 1) Gerald R. Hignite, 2)
     G. Anthony Busseni, 3) Shelley S. Sweeney, 4) Michael M. Sullivan;

2. The transaction of such other business as may properly come before the meeting.

                        FARMERS CAPITAL BANK CORPORATION
                                PROXY REPLY CARD

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES REFERRED TO IN ITEM 1 (INCLUDING ANY SUBSTITUTE NOMINEE IN THE CASE OF UNAVAILABILITY).

[] FOR ALL  NOMINEES
[] WITHHOLD  ALL  NOMINEES
[] FOR ALL NOMINEES EXCEPT THOSE LISTED

   -----------------------------------------


     PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS and will be voted as stated herein.

                        FARMERS CAPITAL BANK CORPORATION
                                     PROXY

I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                                     Date                                2002
                                          ------------------------------

                                          -----------------------------------
                                          -----------------------------------
                                          -----------------------------------
                                                   Signature of Shareholder(s)